Exhibit 10.29

AMENDMENT NO. 5

TO

$30,000,000 EURO/GBP CREDIT AGREEMENT

THIS AMENDMENT NO. 5 dated as of June 16, 2005 (this “Amendment”), is entered into by and among Euronet Worldwide, Inc., as Borrower Agent (the “Borrower Agent”), e-pay Holdings Limited and Delta Euronet GmbH (each a “Borrower”, and collectively, the “Borrowers”) and Bank of America, N.A. (“Bank of America”), as agent and a Lender (the “Lender”).

RECITALS

A. The Borrower Agent, the Borrowers and the Lender, as agent and a lender have entered into that certain $30,000,000 EURO/GBP Credit Agreement dated as of October 25, 2004, as amended or otherwise modified by that certain Amendment No. 1 and Limited Waiver, dated as of December 14, 2004, that certain Limited Waiver dated as of December 23, 2004, that certain Limited Waiver dated as of February 10, 2005, that certain Amendment No. 2, dated as of March 14, 2005, that certain Limited Waiver dated as of May 11, 2005, that certain Limited Waiver dated as of May 17, 2005, that certain Amendment No. 3 dated as of May 25, 2005 and that certain Amendment No. 4 dated as of June 8, 2005 (as so amended and modified, the “Credit Agreement”).

B. The Borrower Agent and the Borrowers have requested that the Lender grant certain amendments to the Credit Agreement as more fully described herein.

C. Subject to the representations and warranties of the Borrower Agent and the Borrowers and upon the terms and conditions set forth in this Amendment, the Lender is willing to grant such amendments as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, and to induce the Lender to enter into this Amendment, the Borrower Agent, the Borrowers and the Lender hereby agree as follows:

SECTION 1. DEFINED TERMS. Capitalized terms used herein but not otherwise defined herein shall have the meaning assigned to such terms in the Credit Agreement.

SECTION 2. AMENDMENTS.

2.1 The cover page of the Credit Agreement is hereby amended by replacing the amount “$30,000,000” with the amount “$40,000,000” appearing thereon.

2.2 The title of the Credit Agreement appearing above the preamble is hereby amended by replacing the amount “$30,000,000” with the amount “$40,000,000”.

2.3 Section 3.3(d) of the Credit Agreement is hereby amended by replacing each appearance of the amount “Three Million Dollars ($3,000,000)” therein with the amount “Four Million Dollars ($4,000,000)”.

2.4 Schedule E-1 to the Credit Agreement is hereby amended by amending and restating such Schedule in its entirety to read as set forth on Schedule E-1 attached hereto.

SECTION 3. LIMITATIONS ON AMENDMENTS.

3.1 The amendments set forth in Section 2 above are effective for the purposes set forth herein and will be limited precisely as written and will not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (b) otherwise prejudice any right or remedy which the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (c) be a consent to any future amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document.

3.2 This Amendment is to be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein waived or amended, are hereby ratified and confirmed and will remain in full force and effect.

SECTION 4. REPRESENTATIONS AND WARRANTIES. In order to induce the Lender to enter into this Amendment, the Borrower Agent and each of the Borrowers represent and warrant to the Lender as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents (other than those which expressly speak as of a different date) are true, accurate and complete in all material respects as of the date hereof and (b) no Default or Event of Default has occurred and is continuing;

4.2 The Borrower Agent and each Borrower has the power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder. Such execution and delivery have been duly authorized by proper proceedings, and this Amendment constitutes the legal, valid and binding obligations of the Borrower Agent and each Borrower, enforceable against each of them in accordance with their respective terms;

4.3 The articles of incorporation or organization, bylaws, if any, or other charter documents of the Borrower Agent and each Borrower delivered to the Lender as a condition precedent to the effectiveness of the Credit Agreement are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution, delivery and performance of this Amendment will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower Agent and any Borrower, any provision of the Borrower Agent’s and each Borrower’s respective articles or certificate of incorporation, by-laws, if any, or other charter documents, or the provisions of any indenture, instrument or other written or oral agreement to which any Borrower is a party or is subject or by which the Borrower Agent and any Borrower or any of its property is bound, or conflict therewith or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on any of its property pursuant to the terms of any such indenture, instrument or agreement. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority is required by or in respect of the Borrower Agent and the Borrowers to authorize or is required in connection with the execution, delivery and performance of or the enforceability of this Amendment.

SECTION 5. EXPENSES. The Borrowers, jointly and severally, agree to pay to Lender upon demand, the amount of any and all out-of-pocket expenses, including the reasonable fees and expenses of its counsel, which Lender may incur in connection with the preparation, documentation, and negotiation of this Amendment and all related documents.

SECTION 6. REAFFIRMATION. The Borrower Agent and each Borrower hereby reaffirms its obligations under each Loan Document to which it is a party and without prejudice to the generality of this Section, each of Borrower Agent, UK Borrower and the German Borrower confirms that the security interests created by it in favour of Agent in the Pledge Agreements executed and delivered by such Persons remain in full force and effect and are a continuing security for the obligations described in such Pledge Agreements as supplemented and amended by this Amendment.

SECTION 7. EFFECTIVENESS. This Amendment will become effective as of the date hereof upon the following conditions:

7.1 The execution and delivery of this Amendment, whether the same or different copies, by the Borrower Agent, each Borrower and the Lender and the execution and delivery of an amended and restated Note by each Borrower.

7.2 The Agent shall have received an Acknowledgment of this Amendment and a Reaffirmation of the Euro Credit Agreement (each an “Acknowledgment”) from each Required Guarantor in form and substance satisfactory to the Agent.

7.3 The Agent shall have received a Guaranty Agreement from TelecommUSA, Ltd., a North Carolina corporation (“TelecommUSA”), Amendments to the Pledge Agreements by the Borrower Agent by which it pledges 100% of its interest in its US Subsidiaries pursuant to the Credit Agreement and the US Credit Agreement, in favor of the Agent to include the shares of TelecommUSA among the shares pledged thereunder, and TelecommUSA shall become a “Borrower” under the US Credit Agreement and each other “Loan Document” in connection therewith as the Agent may require.1

7.4 The Agent shall have received a Guaranty Agreement from transact Elektronische Zahlungssysteme GmbH (“Transact”) in form and substance satisfactory to the Agent, a Pledge Agreement from the German Borrower pledging all of the shares held by it in Transact and a revised Pledge Agreement from EFT Services Holding BV pledging all of its shares in the German Borrower.

[1]	This assumes that Continental transfer LLC will be merged or consolidated out of existence prior to the date hereof. If this is not the case a Guaranty from Continental transfer and Pledge by Continental transfer will also be required.

7.5 Each Borrower, the Borrower Agent, EFT Services Holding BV and each Required Guarantor (including TelecommUSA and Transact) shall have taken all corporate or company proceedings necessary to authorize this Amendment, any Pledge Agreement, any Guaranty Agreement and any Acknowledgment to which it is a party and the transactions contemplated hereby and thereby. Each Borrower, Transact, EFT Services Holding BV and TelecommUSA shall have delivered to the Agent certificates, dated the Closing Date and signed by their respective Secretaries, Managing Directors, Directors or other responsible officers, satisfactory to the Agent, respecting such proceedings and the incumbency of the officers executing this Agreement, any Pledge Agreement, any Guaranty Agreement and any Acknowledgment to which it is a party, including in the case of the German Borrower and Transact, resolutions of the shareholder of such Persons authorizing the Loan Documents and the transactions contemplated hereby and thereby and certified excerpts from the commercial register reflecting the incumbency of the officer executing any Loan Documents on behalf of the German Borrower dated not earlier than three Business Days prior to the Closing Date. Each Borrower, EFT Services Holding BV, Transact and TelecommUSA shall have delivered to the Agent copies of its articles of organization or association or other charter documents, including all amendments thereto, certified by the appropriate officer, and copies of its bylaws or other constitutional documents, including all amendments thereto, certified by the appropriate officer. The Agent shall have received satisfactory results to all company and other final searches in relation to the UK Borrower and e-pay Limited as the Agent may reasonably request.

7.6 The Agent shall have received opinions from counsel to each Borrower, the Borrower Agent and each Required Guarantor that is a US Subsidiary (including TelecommUSA) and from counsel to Transact that it is a German company with limited liability in form and substance satisfactory to the Agent and its counsel.

SECTION 8. GOVERNING LAW. This Amendment will be governed by and will be construed and enforced in accordance with the laws of the State of Missouri.

SECTION 9. CLAIMS, COUNTERCLAIMS, DEFENSES, RIGHTS OF SET-OFF. The Borrower Agent and each Borrower hereby represents and warrants to the Lender that it has no knowledge of any facts what would support a claim, counterclaim, defense or right of set-off.

SECTION 10. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts will be deemed an original of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER AGENT:	EURONET WORLDWIDE, INC.,
A Delaware Corporation

	By:	/s/ Rick Weller
	Name:	Rick Weller
	Title:	Executive Vice President and Chief Financial Officer

BORROWERS:	E-PAY HOLDINGS LIMITED,
a limited liability company incorporated in
England and Wales

	By:	/s/ Jeff Newman
	Name:	Jeff Newman
	Title:	Director

DELTA EURONET GMBH.,
a German company with limited liability

	By:	/s/ Rick Weller
	Name:	Rick Weller
	Title:	Director

Signature Page to Amendment No. 5 to Euro Credit Agreement

AGENT AND LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ John P. Mills
	Name:	John P. Mills
	Title:	Vice President

Signature Page to Amendment No. 5 to Euro Credit Agreement

Schedule E-1

I. UK Revolving Credit Commitments

Lender	Revolving Credit Commitment
Bank of America, N.A.	$20,000,000

II. German Revolving Credit Commitments

Lender	Revolving Credit Commitment
Bank of America, N.A.	$20,000,000